UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2007

KAISER GROUP HOLDINGS, INC.

(Successor issuer to Kaiser Group International, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	File No. 1-12248	54-2014870
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)
or organization)

9300 Lee Highway Fairfax, Virginia	22031-1207
(Address of principal executive offices)	(Zip Code)

(703) 934-3413

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On October 25, 2007, Kaiser Group Holdings, Inc. (the “Company”) filed a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) announcing an offer to purchase (the “Offer”) for cash all shares of common stock held by stockholders of the Company owning (beneficially or of record) fewer than 100 shares, as of the close of business on October 22, 2007 and who continue to hold such shares through the expiration date of the Offer. The Offer had been scheduled to expire at 5:00 p.m., New York City time, on Friday, November 30, 2007.  On November 30, 2007, the Company filed Amendment No. 1 to the Schedule 13E-3 ( “Amendment No. 1”) and the Company extended the expiration date of the Offer to December 12, 2007.  On December 13, 2007, the Company filed Amendment No. 2 to the Schedule 13E-3 (“Amendment No. 2”) and the Company announced that the expiration date of the Offer had been extended to 5:00 p.m., New York City time, on Wednesday, January 9, 2008, unless earlier terminated or further extended.

The Company will pay $29.80 for each share properly tendered by an eligible stockholder. This price is equal to the highest closing price for the Company’s common stock reported in the 90-day period prior to October 25, 2007.

As of December 20, 2007, the Company had received tenders of approximately 6,005 shares of common stock from approximately 403 record and beneficial holders eligible to participate in the Offer.

The Offer is not conditioned on the receipt of any minimum number of tenders.

If, after completion of the Offer, the Company has fewer than 300 stockholders of record, the Company may terminate the registration of its common stock under the Securities Exchange Act of 1934, as amended. If that occurs, the Company will no longer file periodic reports with the Securities and Exchange Commission (the “Commission”), including annual reports on Form 10-K and quarterly reports on Form 10-Q, and will not be subject to the Commission’s proxy rules.

On December 21, 2007, the Company is filing an amendment to the Schedule 13E-3, as amended by Amendment No. 1 and Amendment No. 2, amending certain information set forth in the Company’s offer to purchase, dated October 25, 2007, as amended, relating to the Offer.  Please refer to such filing to review such information.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                                                                Kaiser Group Holdings, Inc.

                                                                                                                                                (Registrant)

/s/ Nicholas Burakow
Nicholas Burakow, Ph.D.
Executive Vice President and Chief Financial Officer

Date: December 21, 2007